Exhibit 10.3

                                 CERTIFICATION

      In connection with the annual report of ICTS International, N.V. (the "Company") on Form 20-F for the period ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Benjamin Barzilay, Chief Financial Officer and Avraham Dan, Managing Director, of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

ICTS INTERNATIONAL, N.V.

By: /s/ Benjamin Barzilay
    ------------------------------------------
    Benjamin Barzilay, Chief Financial Officer

Dated: July 26, 2005